UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 8, 2020

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2020, Accelerate Diagnostics, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) at which the Company’s shareholders approved an amendment (the “Plan Amendment”) to the Accelerate Diagnostics, Inc. 2012 Omnibus Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock, par value $0.001 per share (“Common Stock”), available for grant thereunder by 4,000,000 shares to a total of 14,677,500 shares. The voting results relating to the approval of the Plan Amendment are set forth under Item 5.07 of this Current Report on Form 8-K.

The material terms of the Plan Amendment were described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 1, 2020 (the “Proxy Statement”) under the caption “Proposal No. 2 – Amendment of the 2012 Incentive Plan,” which description is incorporated herein by reference.

The descriptions of the Plan Amendment contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 8, 2020. At the Annual Meeting, the Company’s shareholders:

(1) elected ten directors, each to hold office for a term to expire at the 2021 Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified;

(2) approved the Plan Amendment to increase the total number of authorized shares of Common Stock available for grant under the Plan by 4,000,000 shares to a total of 14,677,500 shares; and

(3) ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020.

The voting results of each of these proposals, which were described in more detail in the Proxy Statement, are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas D. Brown	38,150,444	7,058,774	6,697,114
Roland Diggelmann	43,656,089	1,553,129	6,697,114
Louise L. Francesconi	43,353,468	1,855,750	6,697,114
Mark C. Miller	40,784,649	4,424,569	6,697,114
John Patience	37,255,371	7,953,847	6,697,114
Jack Phillips	43,723,117	1,486,101	6,697,114
Jack Schuler	43,349,558	1,859,660	6,697,114
Matthew W. Strobeck, Ph.D.	43,685,420	1,523,798	6,697,114
Frank J.M. ten Brink	43,680,897	1,528,321	6,697,114
Charles Watts, M.D.	38,105,523	7,103,695	6,697,114

Proposal No. 2 – Amendment of the 2012 Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,655,420	6,454,795	99,003	6,697,114

Proposal No. 3 – Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
51,493,857	43,962	368,513

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

10.1	Sixth Amendment to the Accelerate Diagnostics, Inc. 2012 Omnibus Equity Incentive Plan
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)
Date: May 14, 2020
/s/ Steve Reichling
Steve Reichling
Chief Financial Officer